UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 S. 147th St.  Omaha, NE    68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period: 1/31/12

Item 1.  Reports to Stockholders.

GOALMINE FIXED INCOME FUND

(GRFIX)

Annual Report

January 31, 2012

(1-888-253-4625)

www.goalmine.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

GoalMine Fixed Income Fund

Shareholder Letter

January 31, 2012

Dear Investor,

This year, the GoalMine Fixed Income Fund completed its first full year of performance. Over the last 12 months it has returned 2.88%, and over the life of the fund it has returned .77% on an annualized basis.  This compares to returns of 8.33% and 5.37%, respectively, by its benchmark, the Barclays Aggregate Bond Index.

We believe fixed income markets are substantially inflated in the wake of record low interest rates. In 2010 the theme was a set of quantitative easing that was governed by the Federal Reserve. In 2011, while debt markets saw volatile times as a consequence of the U.S. debt rating debacle and default fears in Europe, central banks across the globe continued to subsidize markets by printing money and purchasing sovereign debt. This has led to continued price appreciation of debt assets and sustained low interest rates. We think such a trend may continue into 2012 but with rates nearing zero there remains little room for debt instrument price appreciation. Looking to the longer term, we think the situation is wholly unsustainable.

With this in mind, the Fund has and will continue to maintain a defensive posture by investing a non-trivial percentage of net assets in short-term issues, until such time that we believe we can deploy our capital at prices where we are being adequately compensated for both credit and interest rate risk.  We have hedged our price volatility by devoting a small part of the fund to debt instruments with floating rate characteristics as well as equity instruments.

While our underperformance is frustrating we believe that in the long term debt markets will return to more historical pricing levels and that we will benefit when such an event occurs.

Thank you again for your confidence in our team and the Fund,

R. Rimmy Malhotra, Portfolio Manager, GoalMine Funds

Barclays Aggregate Bond Index:  Covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety.  Fixed income securities are subject to risks including inflationary and interest rate changes, among others.  Unmanaged index returns do not reflect any fees, expenses or sales charges and you cannot invest directly in an index.

0383-NLD-3/14/2012

GoalMine Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
January 31, 2012

The Fund's performance figures* for the year ending January 31, 2012, compared to its benchmark:

	One Year	Annualized Since Inception **
GoalMine Fixed Income Fund	2.88%	0.85%
Barclays Capital U.S. Aggregate Bond Index ***	8.66%	5.48%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-888-253-4625.

** Inception date is October 1, 2010
*** The Barclays Capital U.S. Aggregate Bond Index is an unmanaged Index. Investors may not invest directly in an index. Unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Holdings By Category	% of Net Assets
Debt Fund	76.8%
Money Market	24.3%
Diversified Financial Services	13.4%
REITs	9.6%
Equity Fund	4.5%
Investment Companies	3.0%
Other, Cash & Cash Equivalents	-31.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

	GoalMineFixed Income Fund
	PORTFOLIO OF INVESTMENTS
	January 31, 2012
Shares		Fair Value
	COMMON STOCKS - 3.0%
	INVESTMENT COMPANIES- 3.0%
240	Fifth Street Finance Corp.
	(Cost $2,520)	$ 2,338

	EXCHANGE TRADED FUNDS - 81.3%
	DEBT FUND - 76.8%
141	iShares Barclays 1-3 Year Treasury Bond Fund	11,924
250	iShares Barclays Short Treasury Bond Fund	27,553
90	iShares Barclays TIPS Bond Fund	10,742
83	iShares iBoxx Investment Grade Corporate Bond Fund	9,645
		59,864
	EQUITY FUND - 4.5%
200	PowerShares Financial Preferred Portfolio	3,468

	TOTAL EXCHANGE TRADED FUNDS (Cost - $62,001)	63,332

	REITs - 9.6%
230	Annaly Capital Management, Inc.	3,873
300	Winthrop Realty Trust	3,585
	TOTAL REITs (Cost - $7,806)	7,458

	PREFERRED STOCK - 13.4%
	DIVERSIFIED FINANCIAL SERVICES - 13.4%
200	PreferredPlus Trust Series GSG-1, 6.00%, 2/15/2033	4,808
200	Vornado Realty LP, 7.875%, 10/1/2039	5,600
	(Cost $10,124)	10,408

	SHORT-TERM INVESTMENTS - 24.3%
	MONEY MARKET FUND - 24.3%
6,313	Dreyfus Institutional Reserve Money Fund, 0.00% *	6,313
6,313	Dreyfus Treasury Prime Cash Management, 0.00%*	6,313
6,313	Milestone Treasury Obligations Portfolio, 0.01%*	6,313
	TOTAL SHORT-TERM INVESTMENTS (Cost - $18,939)	18,939

	TOTAL INVESTMENTS - 131.6% (Cost - $101,390) (a)	$ 102,475
	LIABILITIES GREATER THAN OTHER ASSETS - (31.6) %	(24,566)
	TOTAL NET ASSETS - 100.0%	$ 77,909

(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $101,628 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 1,497
	Unrealized depreciation	(650)
Net unrealized appreciation		$ 847

REIT - Real Estate Investment Trust
* Money market fund; interest rate reflects seven-day effective yield on January 31, 2012.

See accompanying notes to financial statements.

GoalMine Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2012

ASSETS
Investment securities:
At cost	$ 101,390
At value	$ 102,475
Due from advisor	12,939
Receivable for Fund shares sold	1,033
Prepaid expenses and other assets	7,353
TOTAL ASSETS	123,800

LIABILITIES
Payable for investments purchased	13,776
Fees payable to other affiliates	13,066
Accrued expenses and other liabilities	19,049
TOTAL LIABILITIES	45,891
NET ASSETS	$ 77,909

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 78,334
Accumulated net investment income	475
Accumulated net realized loss from security transactions	(1,985)
Net unrealized appreciation of investments	1,085
NET ASSETS	$ 77,909

Shares of beneficial interest outstanding	7,827

Net asset value, offering price and redemption price per share (a)	$ 9.95

(a) Shares redeemed within 180 days are subject to a 2% redemption fee

See accompanying notes to financial statements.

GoalMine Fixed Income Fund
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2012

INVESTMENT INCOME
Dividends	$ 1,442

EXPENSES
Administrative services fees	40,516
Accounting services fees	22,799
Transfer agent fees	18,007
Audit fees	17,500
Registration fees	7,000
Printing and postage expenses	6,000
Legal fees	5,497
Trustees' fees and expenses	5,000
Custodian fees	1,884
Compliance officer fees	1,000
Investment advisory fees	522
Distribution (12b-1) fees	130
Other expenses	1,150
TOTAL EXPENSES	127,005
Fees waived / expenses reimbursed by the Advisor	(126,482)
NET EXPENSES	523

NET INVESTMENT INCOME	919

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(1,213)
Net change in unrealized appreciation on investments	1,378
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	165

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,084

See accompanying notes to financial statements.

GoalMine Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	January 31, 2012	January 31, 2011 (a)
FROM OPERATIONS
Net investment income	$ 919	$ 40
Net realized loss from security transactions	(1,213)	(198)
Net change in unrealized appreciation (depreciation)
on investments	1,378	(293)
Net increase (decrease) in net assets resulting from operations	1,084	(451)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,058)	-
Net decrease in net assets from distributions to shareholders	(1,058)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	81,352	32,093
Net asset value of shares issued in
reinvestment of distributions to shareholders	1,058	-
Redemption fee proceeds	665	(213)
Payments for shares redeemed	(36,625)	4
Net increase in net assets from shares of beneficial interest	46,450	31,884

TOTAL INCREASE IN NET ASSETS	46,476	31,433

NET ASSETS
Beginning of Period	31,433	-
End of Period*	$ 77,909	$ 31,433
* Includes accumulated net investment income of:	$ 475	$ 40

SHARE ACTIVITY
Shares Sold	8,262	3,220
Shares Reinvested	110	-
Shares Redeemed	(3,743)	(22)
Net increase in shares of beneficial interest outstanding	4,629	3,198

(a)	GoalMine Fixed Income Fund commenced operations on October 1, 2010.

See accompanying notes to financial statements.

GoalMine Fixed Income Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
	January 31, 2012	January 31, 2011 (1)
Net asset value,
beginning of period	$ 9.83	$ 10.00

Income (loss) from investment operations:
Net investment income (2)	0.17	0.01
Net realized and unrealized
gain (loss) on investments	(0.02)	(0.18)
Total from investment operations	0.15	(0.17)

Paid-in-capital from redemption fees	0.13	0.00	(4)

Less distributions from:
Net investment income	(0.16)	-
Total from distributions	(0.16)	-

Net asset value, end of period	$ 9.95	$ 9.83

Total return (5)	2.88%	(1.70)%	(6)

Net assets, end of period (000s)	$ 78	$ 31

Ratio of gross expenses to average
net assets (8)	242.98%	553.65%	(7)
Ratio of net expenses to average
net assets (8)	1.00%	1.00%	(7)
Ratio of net investment income
to average net assets (9)	1.76%	0.45%	(7)

Portfolio Turnover Rate	56%	33%	(6)

(1)	GoalMine Fixed Income Fund commenced operations on October 1, 2010.
(2)	Per share amounts calculated using the average share method.
(3) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of
Operations due to share transactions for the period.
(4) Represents less than $0.01 per share
(5)	Assumes reinvestment of all dividends and distributions, if any.
(6) Not annualized.
(7) Annualized.
(8)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

GoalMine Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS

January 31, 2012

1.

ORGANIZATION

The GoalMine Fixed Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks high current income and, as a secondary objective, capital appreciation.  The Fund commenced operations on October 1, 2010.

The Fund is non-diversified. A non-diversified Fund may invest more of its assets in fewer companies than if it were a diversified fund. The fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the underlying funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies.  The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of January 31, 2012 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 2,338	-	-	$ 2,338
Exchange Traded Funds	63,332	-	-	63,332
REITs	7,458	-	-	7,458
Preferred Stock	10,408	-	-	10,408
Short-Term Investments	18,939	-	-	18,939
Total	$ 102,475	-	-	$ 102,475

The Fund did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

*Refer to the Portfolio of Investments for industry classifications

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

GoalMine Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

January 31, 2012

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its shareholders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2011 and from the year ended January 31, 2012. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended January 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $76,711 and $26,165, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Gratio Capital, Inc. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at

GoalMine Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

January 31, 2012

an annual rate of 1.00% of the Fund’s average daily net assets.  For the year ended January 31, 2012, the Fund incurred $522 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.00% until May 31, 2012 and 3.00% until May 31, 2020 per annum of the Fund’s average daily net assets.  For the year ended January 31, 2012, the Advisor waived fees or reimbursed expenses totaling $126,482.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.00% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.00% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.00% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The following table shows the remaining waivers subject to recapture by the Advisor:

Year	Amount
2014	49,306
2015	126,482

In accordance with the Waiver Agreement entered into between the Fund and the Adviser, the Adviser will continue to subsidize ongoing operating expenses of the Fund so as to limit the Fund’s overall expenses to an annual rate of 1% of the Fund’s average daily net assets (See above Note 4).  The Expense Agreement may only be terminated by consent of the Board.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  For the year ended January 31, 2012, the Fund incurred $130 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, custody administration and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

GoalMine Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

January 31, 2012

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

In addition, certain affiliates of Gratio provide ancillary services to the Fund as follows:

Gratio Transfer Agency Services, LLC (“GTA”), an affiliate of Gratio, shall act in its capacity as sub-transfer agent. As a sub-transfer agency GTA, has the responsibility of issuing shares and providing certain services to those holders. Pursuant to the terms of the Fund’s Sub-Transfer Agency services agreement, the Fund pays GTA a base monthly fee of $1.00 per open or closed account. The Trust has agreed to reimburse Gratio for all out-of pocket expenses incurred when performing services under this agreement. For the year ended January 31, 2012, GTA has collected $0 for services rendered.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 180 days. The redemption fee is paid directly to the Fund.  For the year ended January 31, 2012, the Fund assessed $665 in redemption fees.

6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of January, 2012, GTA and Sherwood Advisors, LLC, held approximately 68% and 32%, respectively, of the voting securities of the Fund.  As a result, GTA and Sherwood Advisors, LLC, may be deemed to control the Fund.

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2012	January 31, 2011
Ordinary Income	$ 1,058	$ -
Long-Term Capital Gain	-	-
	$ 1,058	$ -

As of January 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 582	$ -	$ (1,854)	$ -	$ 847	$ (425)

The difference between book basis and tax basis unrealized appreciation, accumulated net investment

GoalMine Fixed Income Fund

NOTES TO FINANCIAL STATEMENTS(Continued)

January 31, 2012

income, and accumulated net realized loss from security transactions are primarily attributable to the tax deferral of losses on wash sales and adjustments for preferred trust securities.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Portfolio.  At January 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total
$ 1,854	$ -	$ 1,854

Permanent book and tax differences, primarily attributable to adjustments for preferred trust securities, resulted in reclassification for the period ended January 31, 2012 as follows: a decrease in accumulated net investment loss of $574 and an increase in accumulated net realized loss from security transactions of $574.

8. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

GoalMine Fixed Income Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GoalMine Fixed Income Fund, a series of the Northern Lights Fund Trust (the “Fund”) as of January 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of January 31, 2012, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GoalMine Fixed Income Fund as of January 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

March 30, 2012

GoalMine Fixed Income Fund

EXPENSE EXAMPLES (Unaudited)

January 31, 2012

As a shareholder of the GoalMine Fixed Income Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the GoalMine Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2011 through January 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the GoalMine Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Annualized Expense Ratio	Beginning Account Value 8/1/11	Ending Account Value 1/31/12	Expenses Paid During Period 8/1/11 – 1/31/12*
Actual 1.00%	$1,000.00	$1,007.30	$5.06
Hypothetical (5% return before expenses) 1.00%	$1,000.00	$1,020.16	$5.09

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

GoalMine Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2011

Approval of Advisory Agreement –GoalMine Funds

In connection with a regular meeting held on June 17, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Gratio Capital, Inc. (“Gratio” or the “Adviser”) and the Trust, on behalf of GoalMine Balanced Fund (“GoalMine Balanced”) and GoalMine Fixed Income Fund (“GoalMine Fixed”) (each a “Fund” and collectively the “Funds”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Funds’ investment strategies.  The Trustees discussed the extent of the Adviser’s research capabilities and the experience of its fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  Because the Funds had not yet commenced operations, the Trustees could not consider the investment performance of each Fund.  However, the Board, including the Independent Trustees, considered Gratio’s past performance with the existing series it manages in the Trust, Gratio Values Fund (“Gratio Values”). The Board noted that Gratio Values had a very strong two year track record, and had twice been name “category king”. The Board concluded that the Adviser has potential to deliver favorable performance.

 Fees and Expenses.  The Board noted that the Adviser would charge a 1.00% annual advisory fee based on the average net assets of each Fund.  The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Funds expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Funds and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of each Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

 Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Adviser in connection with the operation of the Funds, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. They also considered the profits to be realized by the Adviser from other activities related to the Funds. The Trustees concluded that because of the Funds’ expense limitation agreement and its expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Funds would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Funds.

GoalMine Fixed Income Fund

TRUSTEES AND OFFICERS (Unaudited)

January 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	99

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	99	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	99	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)
John V. Palancia (1954)	Trustee Since 2011	Retired. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	99

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	99	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-253-4625.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-253-4625 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-253-4625.

INVESTMENT ADVISOR

Gratio Capital, Inc.

1235 Howard Street, Suite D

San Francisco, CA 94103

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $7,500

2012 - $12,500

(b)

Audit-Related Fees

2011 – None

2012 - None

(c)

Tax Fees

2011-  $2,500

2012 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $2,500

2011 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

4/12/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

4/12/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/12/12